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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Exchange
                                 Act of 1934


Date of Report (Date of earliest event reported) October 3, 1995

                                 MEDEX, INC.
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            (Exact name of registrant as specified in its charter)


         Ohio                      0-9042                  31-4441680
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 (State or other                 (Commission           (IRS Employer
 jurisdiction of                File Number)          Identification No.)
 incorporation)


     3637 Lacon Road      Hilliard, Ohio                        43026
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(Address or principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (614) 876-2413


                                Not Applicable
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        (Former name or former address, if changed since last report)
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Item 5.  Other Events

     A. Medex, Inc. has publicly announced that Mr. Bradley P. Gould has been elected Chief Executive Officer of the Company by the Board of Directors, effective immediately.

     Mr. Gould succeeds Phillip D. Messinger who had served as CEO since March, 1993 and becomes Vice Chairman of the Board.

     Mr. Gould, who joined the Company in 1985, had been serving as Senior Vice President of European Operations.

     B. Additionally, the Company announced that Mr. Michael J. Barilla has been named acting Chief Financial Officer succeeding Donald H. Barry who has left the Company after serving as Chief Financial Officer and Treasurer since October of 1993. Mr. Kevin L. Barnett was named to replace Mr. Barry as Treasurer.

     Mr. Barilla, who was serving as Vice President, Internal Auditing at the time of his appointment has served in a number of operational and administrative positions, including Corporate Controller during his 12 years with the Company.

     Mr. Barnett, who joined the Company in 1992 as Assistant Treasurer, has served as Vice President and Corporate Controller since May of 1994.

Item 7.  Financial Statements and Exhibits

     None


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MEDEX, INC.
                                        (Registrant)



Dated:  October 9, 1995                 By  /s/ Bradley P. Gould
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                                           Bradley P. Gould,
                                           Chief Executive Officer